SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 15, 1998
                                                   -------------

         Providian National Bank (formerly First Deposit National Bank)
                     on behalf of the Providian Master Trust
                    (formerly the First Deposit Master Trust)
               (Exact name of registrant as specified in charter)

                                        33-59922
                                        33-84844
                                        33-99462
   United States of America            333-22131                02-0118519
-------------------------------       ------------          -------------------
(State or other jurisdiction of       (Commission            (I.R.S. Employer
incorporation or organization)         File No.)            Identification No.)

            295 Main Street
         Tilton, New Hampshire                                  03276
   ----------------------------------------                   ----------
   (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (603) 286-4348
                                                     --------------

                Not Applicable
-------------------------------------------------------------
(Former name or former address, if changed since last report)


Item 5.        Other Events.

Exhibit 19.1 Monthly Statement for the Asset-Backed Certificates, Series 1993-2 with respect to the June 15, 1998 Distribution Date.

Exhibit 19.2 Monthly Statement for the Asset-Backed Certificates, Series 1995-1 with respect to the June 15, 1998 Distribution Date.

Exhibit 19.3 Monthly Statement for the Asset-Backed Certificates, Series 1995-2 with respect to the June 15, 1998 Distribution Date.

Exhibit 19.4 Monthly Statement for the Asset-Backed Certificates, Series 1996-1 with respect to the June 15, 1998 Distribution Date.

Exhibit 19.5 Monthly Statement for the Asset-Backed Certificates, Series 1997-1 with respect to the June 15, 1998 Distribution Date.

Exhibit 19.6 Monthly Statement for the Asset-Backed Certificates, Series 1997-2 with respect to the June 15, 1998 Distribution Date.

Exhibit 19.7 Monthly Statement for the Asset-Backed Certificates, Series 1997-3 with respect to the June 15, 1998 Distribution Date.

Exhibit 19.8 Monthly Statement for the Asset-Backed Certificates, Series 1997-4 with respect to the June 15, 1998 Distribution Date.


                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the Providian Master Trust by the undersigned hereunto duly authorized.


                                         PROVIDIAN MASTER TRUST

                                         By:    PROVIDIAN NATIONAL BANK,
                                                Servicer

                                         By:    /s/ Miranda Mengis
                                                ___________________________
                                                Miranda Mengis
                                                Vice President


Date: June 18, 1998

                                  EXHIBIT INDEX


Exhibit No.


19.1 Monthly Statement for the Asset-Backed Certificates, Series 1993-2 with respect to the June 15, 1998 Distribution Date.

19.2 Monthly Statement for the Asset-Backed Certificates, Series 1995-1 with respect to the June 15,1998 Distribution Date.

19.3 Monthly Statement for the Asset-Backed Certificates, Series 1995-2 with respect to the June 15,1998 Distribution Date.

19.4 Monthly Statement for the Asset-Backed Certificates, Series 1996-1 with respect to the June 15, 1998 Distribution Date.

19.5 Monthly Statement for the Asset-Backed Certificates, Series 1997-1 with respect to the June 15, 1998 Distribution Date.

19.6 Monthly Statement for the Asset-Backed Certificates, Series 1997-2 with respect to the June 15, 1998 Distribution Date.

19.7 Monthly Statement for the Asset-Backed Certificates, Series 1997-3 with respect to the June 15, 1998 Distribution Date.

19.8 Monthly Statement for the Asset-Backed Certificates, Series 1997-4 with respect to the June 15, 1998 Distribution Date.